UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 11, 2007
BRADY CORPORATION
(Exact name of registrant as specified in its charter)
Commission File Number 1-14959

Wisconsin (State of Incorporation)	39-0971239 (IRS Employer Identification No.)
6555 West Good Hope Road
Milwaukee, Wisconsin 53223
(Address of Principal Executive Offices and Zip Code)
(414) 358-6600
(Registrant’s Telephone Number)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
     On September 12, 2007, Brady Corporation (the “Corporation”) issued a press release announcing its fiscal 2007 fourth quarter financial results. A copy of the press release is being furnished to the Securities and Exchange Commission as Exhibit 99.1 attached hereto and is incorporated herein by reference.
Item 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
(e) On September 12, 2007, the Corporation amended the Brady Corporation Deferred Compensation Plan, Brady Corporation Directors’ Deferred Compensation Plan, and Brady Corporation Restoration Plan so that the plans remain compliant with the regulations recently issued under Section 409A of the Internal Revenue Code. The amendments, which are technical in nature and are not intended to materially alter the content of the plans, become effective on January 1, 2008. The foregoing description of the amendments does not purport to be complete and is qualified in its entirety by reference to the full text of the Brady Corporation Deferred Compensation Plan, Brady Corporation Directors’ Deferred Compensation Plan, and Brady Corporation Restoration Plan, copies of which are filed herewith as Exhibit 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.
Item 8.01 OTHER EVENTS
     On September 11, 2007, the Corporation announced that its Board of Directors had increased the quarterly cash dividend on its Class A Common Stock from $0.14 to $0.15 per share. The dividend will be paid on October 31, 2007, to shareholders of record as of the close of business on October 10, 2007. A copy of the press release regarding the dividend is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.
The following are filed as Exhibits to this Report.

Exhibit No.	Description of Exhibit

10.1	Brady Corporation Deferred Compensation Plan, as amended.

10.2	Brady Corporation Directors’ Deferred Compensation Plan, as amended.

10.3	Brady Corporation Restoration Plan, as amended.

99.1	Press Release of Brady Corporation, dated September 12, 2007, relating to fourth quarter fiscal 2007 financial results.

99.2	Press Release of Brady Corporation, dated September 11, 2007, relating to increase in quarterly dividend.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRADY CORPORATION
Date: September 17, 2007
/s/ David Mathieson
David Mathieson
Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

10.1	Brady Corporation Deferred Compensation Plan, as amended.

10.2	Brady Corporation Directors’ Deferred Compensation Plan, as amended.

10.3	Brady Corporation Restoration Plan, as amended.

99.1	Press Release of Brady Corporation, dated September 12, 2007, relating to fourth quarter fiscal 2007 financial results.

99.2	Press Release of Brady Corporation, dated September 11, 2007, relating to increase in quarterly dividend.